Exhibit 8.1

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main	1
2	ABFS I Incorporated	Baltimore	1
3	ABS MB Ltd.	Baltimore	1
4	Acacia (Luxembourg) S.à r.l.	Luxembourg	2
5	Accounting Solutions Holding Company, Inc.	Wilmington	2
6	Alex. Brown Financial Services Incorporated	Baltimore	1
7	Alex. Brown Investments Incorporated	Baltimore	1
8	Alfred Herrhausen Gesellschaft - Das internationale Forum der Deutschen Bank - mbH	Berlin	2
9	Argent Incorporated	Baltimore	1
10	B.T.I. Investments (in members’ voluntary liquidation)	London	1
11	Baincor Nominees Pty Limited	Sydney	2
12	Bainpro Nominees Pty Ltd	Sydney	1
13	Baldur Mortgages Limited	London	1
14	Bankers Trust Investments Limited	London	2
15	Barkly Investments Ltd.	St. Helier	1
16	Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc.	Makati City	1
17	Betriebs-Center für Banken AG	Frankfurt	1
18	BHW—Gesellschaft für Wohnungswirtschaft mbH	Hameln	1
19	BHW Bausparkasse Aktiengesellschaft	Hameln	1
20	BHW Holding AG	Hameln	1
21	BHW Kreditservice GmbH	Hameln	1
22	Biomass Holdings S.à r.l.	Luxembourg	1
23	Birch (Luxembourg) S.à r.l.	Luxembourg	2
24	Blue Cork, Inc.	Wilmington	1
25	BNA Nominees Pty Limited	Sydney	1
26	Borfield Sociedad Anonima	Montevideo	2
27	BT Globenet Nominees Limited	London	2
28	BT Milford (Cayman) Limited (in voluntary liquidation)	George Town	1
29	BTAS Cayman GP	George Town	1, 3
30	BTD Nominees Pty Limited	Sydney	2
31	Buxtal Pty. Limited	Sydney	1
32	CAM Initiator Treuhand GmbH & Co. KG	Cologne	3, 4
33	CAM PE Verwaltungs GmbH & Co. KG	Cologne	3, 4
34	CAM Private Equity Nominee GmbH & Co. KG	Cologne	3, 4
35	CAM Private Equity Verwaltungs-GmbH	Cologne	4
36	Caneel Bay Holding Corp.	Chicago	4, 5
37	Cape Acquisition Corp.	Wilmington	4
38	CapeSuccess Inc.	Wilmington	4
39	CapeSuccess LLC	Wilmington	4
40	Cardales Management Limited (in members’ voluntary liquidation)	St. Peter Port	1
41	Cardales UK Limited	London	1
42	Career Blazers Consulting Services, Inc.	Albany	2
43	Career Blazers Contingency Professionals, Inc.	Albany	2
44	Career Blazers Learning Center of Los Angeles, Inc.	Los Angeles	2
45	Career Blazers LLC	Wilmington	4
46	Career Blazers Management Company, Inc.	Albany	2
47	Career Blazers New York, Inc.	Albany	2
48	Career Blazers of Ontario Inc.	London, Ontario	2
49	Career Blazers Personnel Services of Washington, D.C., Inc.	Washington D.C.	2
50	Career Blazers Personnel Services, Inc.	Albany	4
51	Career Blazers Service Company, Inc.	Wilmington	2
52	Caribbean Resort Holdings, Inc.	New York	1, 5
53	Cathay Advisory (Beijing) Co., Ltd.	Beijing	2
54	Cathay Asset Management Company Limited	Port Louis	1
55	Cathay Capital Company (No 2) Limited	Port Louis	1
56	CBI NY Training, Inc.	Albany	2
57	Cedar (Luxembourg) S.à r.l.	Luxembourg	2
58	Centennial River 1 Inc.	Denver	2
59	Centennial River 2 Inc.	Austin	2
60	Centennial River Acquisition I Corporation	Wilmington	2
61	Centennial River Acquisition II Corporation	Wilmington	2
62	Centennial River Corporation	Wilmington	4
63	Charlton (Delaware), Inc.	Wilmington	1
64	China Recovery Fund, LLC	Wilmington	1
65	Cinda—DB NPL Securitization Trust 2003-1	Wilmington	1, 5
66	Consumo S.p.A.	Milan	1
67	CREDA Objektanlage- und verwaltungsgesellschaft mbH	Bonn	4
68	CTXL Achtzehnte Vermögensverwaltung GmbH i.L.	Munich	4
69	Cyrus J. Lawrence Capital Holdings, Inc.	Wilmington	1
70	D B Investments (GB) Limited	London	1
71	D&M Turnaround Partners Godo Kaisha	Tokyo	1
72	D.B. International Delaware, Inc.	Wilmington	1
73	DAHOC (UK) Limited	London	1
74	DAHOC Beteiligungsgesellschaft mbH	Frankfurt	1
75	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur	2

Serial No.	Name of company	Domicile of company	Footnote
76	DB (Malaysia) Nominee (Tempatan) Sdn. Bhd.	Kuala Lumpur	2
77	DB (Pacific) Limited	Wilmington	1
78	DB (Pacific) Limited, New York	New York	1
79	DB Abalone LLC	Wilmington	1
80	DB Alex. Brown Holdings Incorporated	Wilmington	1
81	DB Alps Corporation	Wilmington	1
82	DB Alternative Trading Inc.	Wilmington	1
83	DB Aotearoa Investments Limited	George Town	1
84	DB Asia Pacific Holdings Limited	George Town	1
85	DB Beteiligungs-Holding GmbH	Frankfurt	1
86	DB Boracay LLC	Wilmington	1
87	DB Capital Markets (Deutschland) GmbH	Frankfurt	1
88	DB Capital Partners General Partner Limited (in members’ voluntary liquidation)	London	1
89	DB Capital Partners, Inc.	Wilmington	1
90	DB Cartera de Inmuebles 1, S.A.U.	Pozuelo de Alarcón	1
91	DB Chestnut Holdings Limited	George Town	1
92	DB Commodity Services LLC	Wilmington	1
93	DB Consorzio S. Cons. a r. l.	Milan	1
94	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur	1
95	DB Delaware Holdings (Europe) Limited	George Town	1
96	DB Delaware Holdings (UK) Limited (in members’ voluntary liquidation)	London	1
97	DB Direkt GmbH	Frankfurt	1
98	DB Elara LLC	Wilmington	1
99	DB Energy Commodities Limited (in members’ voluntary liquidation)	London	1
100	DB Energy Trading LLC	Wilmington	1
101	DB Enfield Infrastructure Holdings Limited	St. Helier	1
102	DB Equipment Leasing, Inc.	New York	1
103	DB Equity Limited	London	1
104	DB Finance (Delaware), LLC	Wilmington	1
105	DB Fund Services LLC	Wilmington	2
106	DB Ganymede 2006 L.P.	George Town	1, 3
107	DB Global Technology SRL	Bucharest	1
108	DB Global Technology, Inc.	Wilmington	1
109	DB Green Holdings Corp.	Wilmington	1
110	DB Green, Inc.	New York	1
111	DB Group Services (UK) Limited	London	1
112	DB Holdings (New York), Inc.	New York	1
113	DB Holdings (South America) Limited	Wilmington	1
114	DB HR Solutions GmbH	Eschborn	1
115	DB Impact Investment Fund I, L.P.	Edinburgh	1, 3
116	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	1, 3
117	DB Industrial Holdings GmbH	Luetzen	1
118	DB Infrastructure Holdings (UK) No.3 Limited (in members’ voluntary liquidation)	London	1
119	DB Intermezzo LLC	Wilmington	1
120	DB International (Asia) Limited	Singapore	1
121	DB International Investments Limited	London	1
122	DB International Trust (Singapore) Limited	Singapore	2
123	DB Investment Managers, Inc.	Wilmington	1
124	DB Investment Partners, Inc.	Wilmington	1
125	DB Investment Resources (US) Corporation	Wilmington	1
126	DB Investment Resources Holdings Corp.	Wilmington	1
127	DB Investment Services GmbH	Frankfurt	1
128	DB Io LP	Wilmington	1, 3
129	DB IROC Leasing Corp.	New York	1
130	DB London (Investor Services) Nominees Limited	London	1
131	DB Management Support GmbH	Frankfurt	4
132	DB Managers, LLC	West Trenton	1
133	DB Mortgage Investment Inc.	Baltimore	1
134	DB Nexus American Investments (UK) Limited	London	1
135	DB Nexus Iberian Investments (UK) Limited (in members’ voluntary liquidation)	London	1
136	DB Nexus Investments (UK) Limited	London	1
137	DB Nominees (Hong Kong) Limited	Hong Kong	4
138	DB Nominees (Singapore) Pte Ltd	Singapore	2
139	DB Omega BTV S.C.S.	Luxembourg	1, 3
140	DB Omega Holdings LLC	Wilmington	1
141	DB Omega Ltd.	George Town	1
142	DB Omega S.C.S.	Luxembourg	1, 3
143	DB Operaciones y Servicios Interactivos Agrupación de Interés Económico	Barcelona	1
144	DB Overseas Finance Delaware, Inc.	Wilmington	1
145	DB Overseas Holdings Limited	London	1
146	DB Portfolio Southwest, Inc.	Austin	1
147	DB Print GmbH	Frankfurt	1
148	DB Private Clients Corp.	Wilmington	1
149	DB Private Equity GmbH	Cologne	1
150	DB Private Equity International S.à r.l.	Luxembourg	4
151	DB Private Equity Treuhand GmbH	Cologne	4

Serial No.	Name of company	Domicile of company	Footnote
152	DB Private Wealth Mortgage Ltd.	New York	1
153	DB Re S.A.	Luxembourg	4
154	DB RMS Leasing (Cayman) L.P.	George Town	1, 3
155	DB Securities S.A.	Warsaw	1
156	DB Service Centre Limited	Dublin	1
157	DB Service Uruguay S.A.	Montevideo	1
158	DB Services Americas, Inc.	Wilmington	1
159	DB Servizi Amministrativi S.r.l.	Milan	1
160	DB Strategic Advisors, Inc.	Makati City	1
161	DB Structured Derivative Products, LLC	Wilmington	1
162	DB Structured Products, Inc.	Wilmington	1
163	DB Trips Investments Limited	George Town	1, 5
164	DB Trustee Services Limited	London	2
165	DB Trustees (Hong Kong) Limited	Hong Kong	2
166	DB U.S. Financial Markets Holding Corporation	Wilmington	1
167	DB UK Australia Finance Limited (in voluntary liquidation)	George Town	1
168	DB UK Australia Holdings Limited (in members’ voluntary liquidation)	London	1
169	DB UK Bank Limited	London	1
170	DB UK Holdings Limited	London	1
171	DB UK PCAM Holdings Limited	London	1
172	DB USA Core Corporation	West Trenton	1
173	DB USA Corporation	Wilmington	1
174	DB Valoren S.à r.l.	Luxembourg	1
175	DB Value S.à r.l.	Luxembourg	1
176	DB Vanquish (UK) Limited (in members’ voluntary liquidation)	London	1
177	DB Vantage (UK) Limited (in members’ voluntary liquidation)	London	1
178	DB Vantage No.2 (UK) Limited (in members’ voluntary liquidation)	London	1
179	DB Vita S.A.	Luxembourg	4
180	DBAB Wall Street, LLC	Wilmington	1
181	DBAH Capital, LLC	Wilmington	1
182	DBCIBZ1	George Town	1
183	DBCIBZ2	George Town	1
184	DBFIC, Inc.	Wilmington	1
185	DBNZ Overseas Investments (No.1) Limited	George Town	1
186	DBOI Global Services (UK) Limited	London	1
187	DBOI Global Services Private Limited	Mumbai	1
188	DBR Investments Co. Limited	George Town	1
189	DBRE Global Real Estate Management IA, Ltd.	George Town	2
190	DBRE Global Real Estate Management IB, Ltd.	George Town	2
191	DBRMSGP1	George Town	1, 3, 6
192	DBRMSGP2	George Town	1, 3, 6
193	DBUK PCAM Limited	London	1
194	DBUKH No. 2 Limited	London	1, 5
195	DBUSBZ1, LLC	Wilmington	2
196	DBUSBZ2, S.à r.l.	Luxembourg	1
197	DBX Advisors LLC	Wilmington	1
198	DBX Strategic Advisors LLC	Wilmington	1
199	De Meng Innovative (Beijing) Consulting Company Limited	Beijing	1
200	DeAM Infrastructure Limited	London	4
201	DEBEKO Immobilien GmbH & Co Grundbesitz OHG	Eschborn	1, 3
202	DEE Deutsche Erneuerbare Energien GmbH	Duesseldorf	1
203	Delowrezham de México S. de R.L. de C.V.	Mexico City	1
204	DEUFRAN Beteiligungs GmbH	Frankfurt	1
205	DEUKONA Versicherungs—Vermittlungs-GmbH	Frankfurt	1
206	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland	1
207	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland	1
208	Deutsche (New Munster) Holdings New Zealand Limited	Auckland	1
209	Deutsche Access Investments Limited	Sydney	1
210	Deutsche Aeolia Power Production Société Anonyme	Paiania	2
211	Deutsche Alt-A Securities, Inc.	Wilmington	4
212	Deutsche Alternative Asset Management (France) SAS	Paris	2
213	Deutsche Alternative Asset Management (Global) Limited	London	1
214	Deutsche Alternative Asset Management (UK) Limited	London	1
215	Deutsche AM Distributors, Inc.	Wilmington	1
216	Deutsche AM Management GmbH	Frankfurt	2
217	Deutsche AM Service Company	Wilmington	1
218	Deutsche AM Trust Company	Salem	1
219	Deutsche Asia Pacific Finance, Inc.	Wilmington	1
220	Deutsche Asia Pacific Holdings Pte Ltd	Singapore	1
221	Deutsche Asset Management (Asia) Limited	Singapore	1
222	Deutsche Asset Management (Hong Kong) Limited	Hong Kong	1
223	Deutsche Asset Management (India) Private Limited	Mumbai	1
224	Deutsche Asset Management (Japan) Limited	Tokyo	1
225	Deutsche Asset Management (Korea) Company Limited	Seoul	1
226	Deutsche Asset Management (UK) Limited	London	1
227	Deutsche Asset Management Group Limited	London	1

Serial No.	Name of company	Domicile of company	Footnote
228	Deutsche Asset Management Holding SE	Frankfurt	1
229	Deutsche Asset Management International GmbH	Frankfurt	1
230	Deutsche Asset Management Investment GmbH	Frankfurt	1
231	Deutsche Asset Management S.A.	Luxembourg	1
232	Deutsche Asset Management S.G.I.I.C., S.A.	Madrid	1
233	Deutsche Asset Management Schweiz AG	Zurich	1
234	Deutsche Asset Management Shanghai Investment Company Limited	Shanghai	1
235	Deutsche Asset Management US Holding Corporation	Wilmington	1
236	Deutsche Asset Management USA Corporation	Wilmington	1
237	Deutsche Australia Limited	Sydney	1
238	Deutsche Bank (Cayman) Limited	George Town	1
239	Deutsche Bank (Chile)	Santiago	2
240	Deutsche Bank (China) Co., Ltd.	Beijing	1
241	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur	1
242	Deutsche Bank (Mauritius) Limited	Port Louis	1
243	Deutsche Bank (Suisse) SA	Geneva	1
244	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo	1
245	DEUTSCHE BANK A.S.	Istanbul	1
246	Deutsche Bank Americas Holding Corp.	Wilmington	1
247	Deutsche Bank Bauspar-Aktiengesellschaft	Frankfurt	1
248	Deutsche Bank Europe GmbH	Frankfurt	1
249	Deutsche Bank Financial Company	George Town	1
250	Deutsche Bank Holdings, Inc.	Wilmington	1
251	Deutsche Bank Insurance Agency Incorporated	Baltimore	2
252	Deutsche Bank Insurance Agency of Delaware	Wilmington	1
253	Deutsche Bank International Limited	St. Helier	1
254	Deutsche Bank International Trust Co. (Cayman) Limited	George Town	2
255	Deutsche Bank International Trust Co. Limited	St. Peter Port	2
256	Deutsche Bank Investments (Guernsey) Limited	St. Peter Port	1
257	Deutsche Bank Luxembourg S.A.	Luxembourg	1
258	Deutsche Bank Mutui S.p.A.	Milan	1
259	Deutsche Bank México, S.A., Institución de Banca Múltiple	Mexico City	1
260	Deutsche Bank National Trust Company	Los Angeles	1
261	Deutsche Bank Nominees (Jersey) Limited	St. Helier	2
262	Deutsche Bank Polska Spólka Akcyjna	Warsaw	1
263	Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft	Frankfurt	1
264	Deutsche Bank Representative Office Nigeria Limited	Lagos	4
265	Deutsche Bank S.A.—Banco Alemão	Sao Paulo	1
266	Deutsche Bank Securities Inc.	Wilmington	1
267	Deutsche Bank Securities Limited	Toronto	1
268	Deutsche Bank Services (Jersey) Limited	St. Helier	1
269	Deutsche Bank Società per Azioni	Milan	1
270	Deutsche Bank Trust Company Americas	New York	1
271	Deutsche Bank Trust Company Delaware	Wilmington	1
272	Deutsche Bank Trust Company, National Association	New York	1
273	Deutsche Bank Trust Corporation	New York	1
274	Deutsche Bank Trustee Services (Guernsey) Limited	St. Peter Port	1
275	Deutsche Bank Österreich AG	Vienna	1
276	Deutsche Bank, Sociedad Anónima Española	Madrid	1
277	Deutsche Capital Finance (2000) Limited	George Town	1
278	Deutsche Capital Hong Kong Limited	Hong Kong	1
279	Deutsche Capital Management Limited	Dublin	1
280	Deutsche Capital Markets Australia Limited	Sydney	1
281	Deutsche Capital Partners China Limited	George Town	1
282	Deutsche Cayman Ltd.	George Town	2
283	Deutsche CIB Centre Private Limited	Mumbai	1
284	Deutsche Custody N.V.	Amsterdam	4
285	Deutsche Domus New Zealand Limited	Auckland	1
286	Deutsche Emerging Markets Investments (Netherlands) B.V.	Amsterdam	1
287	Deutsche Equities India Private Limited	Mumbai	1
288	Deutsche Far Eastern Asset Management Company Limited	Taipei	1
289	Deutsche Fiduciary Services (Suisse) SA	Geneva	2
290	Deutsche Finance Co 1 Pty Limited	Sydney	1
291	Deutsche Finance Co 2 Pty Limited	Sydney	1
292	Deutsche Finance Co 3 Pty Limited	Sydney	1
293	Deutsche Finance Co 4 Pty Limited	Sydney	1
294	Deutsche Finance No. 2 (UK) Limited (in members’ voluntary liquidation)	London	1
295	Deutsche Finance No. 2 Limited	George Town	1
296	Deutsche Foras New Zealand Limited	Auckland	1
297	Deutsche Futures Singapore Pte Ltd	Singapore	1
298	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung	Duesseldorf	4
299	Deutsche Global Markets Limited	Tel Aviv	1
300	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg	1
301	Deutsche Group Services Pty Limited	Sydney	1
302	Deutsche Grundbesitz Beteiligungsgesellschaft mbH	Eschborn	4
303	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt	2

Serial No.	Name of company	Domicile of company	Footnote
304	Deutsche Holdings (BTI) Limited	London	1
305	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg	1
306	Deutsche Holdings (Malta) Ltd.	Valletta	1
307	Deutsche Holdings (SA) (Proprietary) Limited	Johannesburg	1
308	Deutsche Holdings Limited	London	1
309	Deutsche Holdings No. 2 Limited	London	1
310	Deutsche Holdings No. 3 Limited	London	1
311	Deutsche Holdings No. 4 Limited	London	1
312	Deutsche Immobilien Leasing GmbH	Duesseldorf	1
313	Deutsche India Holdings Private Limited	Mumbai	1
314	Deutsche International Corporate Services (Delaware) LLC	Wilmington	1
315	Deutsche International Corporate Services (Ireland) Limited	Dublin	1
316	Deutsche International Corporate Services Limited	St. Helier	2
317	Deutsche International Custodial Services Limited	St. Helier	2
318	Deutsche International Finance (Ireland) Limited	Dublin	1
319	Deutsche International Trust Company N.V.	Amsterdam	2
320	Deutsche International Trust Corporation (Mauritius) Limited	Port Louis	2
321	Deutsche Inversiones Dos S.A. (en Liquidación)	Santiago	1
322	Deutsche Inversiones Limitada	Santiago	1
323	Deutsche Investment Management Americas Inc.	Wilmington	1
324	Deutsche Investments (Netherlands) N.V.	Amsterdam	1
325	Deutsche Investments Australia Limited	Sydney	1
326	Deutsche Investments India Private Limited	Mumbai	1
327	Deutsche Investor Services Private Limited	Mumbai	2
328	Deutsche Knowledge Services Pte. Ltd.	Singapore	1
329	Deutsche Leasing New York Corp.	New York	1
330	Deutsche Malta Company Ltd	Valletta	1
331	Deutsche Mandatos S.A.	Buenos Aires	1
332	Deutsche Master Funding Corporation	Wilmington	1
333	Deutsche Mexico Holdings S.à r.l.	Luxembourg	1
334	Deutsche Morgan Grenfell Group Public Limited Company	London	1
335	Deutsche Mortgage & Asset Receiving Corporation	Wilmington	1
336	Deutsche Mortgage Securities, Inc.	Wilmington	4
337	Deutsche Nederland N.V.	Amsterdam	1
338	Deutsche New Zealand Limited	Auckland	1
339	Deutsche Nominees Limited	London	1
340	Deutsche Oppenheim Family Office AG	Grasbrunn	1
341	Deutsche Overseas Issuance New Zealand Limited	Auckland	1
342	Deutsche Postbank AG	Bonn	1
343	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen	1
344	Deutsche Private Asset Management Limited	London	2
345	Deutsche Securities (India) Private Limited	New Delhi	1
346	Deutsche Securities (Proprietary) Limited	Johannesburg	1
347	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg	1
348	Deutsche Securities Asia Limited	Hong Kong	1
349	Deutsche Securities Australia Limited	Sydney	1
350	Deutsche Securities Inc.	Tokyo	1
351	Deutsche Securities Israel Ltd.	Tel Aviv	1
352	Deutsche Securities Korea Co.	Seoul	1
353	Deutsche Securities Mauritius Limited	Port Louis	1
354	Deutsche Securities Menkul Degerler A.S.	Istanbul	1
355	Deutsche Securities New Zealand Limited	Auckland	1
356	Deutsche Securities S.A.	Buenos Aires	1
357	Deutsche Securities Saudi Arabia LLC	Riyadh	1
358	Deutsche Securities SpA	Santiago	1
359	Deutsche Securities Venezuela S.A.	Caracas	1
360	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City	1
361	Deutsche Securitisation Australia Pty Limited	Sydney	1
362	Deutsche StiftungsTrust GmbH	Frankfurt	2
363	Deutsche Strategic	Luxembourg	2
364	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo	1
365	Deutsche Transnational Trustee Corporation Inc	Charlottetown	2
366	Deutsche Trust Company Limited Japan	Tokyo	2
367	Deutsche Trustee Company Limited	London	2
368	Deutsche Trustee Services (India) Private Limited	Mumbai	2
369	Deutsche Trustees Malaysia Berhad	Kuala Lumpur	2
370	Deutsches Institut für Altersvorsorge GmbH	Frankfurt	2
371	DFC Residual Corp.	Carson City	1
372	DG China Clean Tech Partners	Tianjin	3, 4, 5, 7
373	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt	2
374	DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH i.L.	Duesseldorf	2
375	DIL Financial Services GmbH & Co. KG	Duesseldorf	2
376	DISCA Beteiligungsgesellschaft mbH	Duesseldorf	1
377	DNU Nominees Pty Limited	Sydney	1
378	DSL Portfolio GmbH & Co. KG	Bonn	1, 3
379	DSL Portfolio Verwaltungs GmbH	Bonn	1

Serial No.	Name of company	Domicile of company	Footnote
380	DTS Nominees Pty Limited	Sydney	2
381	Durian (Luxembourg) S.à r.l.	Luxembourg	2
382	DWS Holding & Service GmbH	Frankfurt	1
383	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg	2
384	ECT Holdings Corp.	Wilmington	1
385	Elba Finance GmbH	Eschborn	1
386	Elizabethan Holdings Limited	George Town	4
387	Elizabethan Management Limited	George Town	2
388	Estate Holdings, Inc.	St. Thomas	2, 5
389	European Value Added I (Alternate G.P.) LLP	London	1
390	Exinor SA (dissolution volontaire)	Bastogne	2
391	EXTOREL Private Equity Advisers GmbH i.L.	Cologne	4
392	FARAMIR Beteiligungs- und Verwaltungs GmbH	Cologne	1
393	Fenix Administración de Activos S. de R.L. de C.V.	Mexico City	4
394	Fiduciaria Sant’ Andrea S.r.L.	Milan	1
395	Finanza & Futuro Banca Società per Azioni	Milan	1
396	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt	4
397	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl “Rimbachzentrum” KG	Bad Homburg	2
398	G Finance Holding Corp.	Wilmington	1
399	Gemini Technology Services Inc.	Wilmington	1
400	German American Capital Corporation	Baltimore	1
401	Greenwood Properties Corp.	New York	1, 5
402	Grundstücksgesellschaft Frankfurt Bockenheimer Landstraße GbR	Troisdorf	2, 3
403	Grundstücksgesellschaft Kerpen-Sindorf Vogelrutherfeld GbR	Troisdorf	2, 3, 5
404	Grundstücksgesellschaft Köln-Ossendorf VI mbH	Cologne	1
405	Grundstücksgesellschaft Leipzig Petersstraße GbR	Troisdorf	2, 3, 5
406	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2, 3
407	Hac Investments Ltd.	Wilmington	1
408	Herengracht Financial Services B.V.	Amsterdam	2
409	HTB Spezial GmbH & Co. KG	Cologne	3, 4
410	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2, 3, 5
411	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben II GbR	Troisdorf	2, 3, 5
412	Immobilienfonds Mietwohnhäuser Quadrath-Ichendorf GbR	Troisdorf	2, 3, 5
413	Immobilienfonds Wohn- und Geschäftshaus Köln-Blumenberg V GbR	Troisdorf	2, 3, 5
414	IOS Finance E F C S.A.	Barcelona	1
415	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne	1
416	IVAF I Manager, S.à r.l.	Luxembourg	1
417	J R Nominees (Pty) Ltd	Johannesburg	2
418	Jyogashima Godo Kaisha	Tokyo	1
419	KEBA Gesellschaft für interne Services mbH	Frankfurt	1
420	Kidson Pte Ltd	Singapore	1
421	Kingfisher Nominees Limited	Auckland	2
422	Konsul Inkasso GmbH	Essen	1
423	Kradavimd UK Lease Holdings Limited	London	1
424	LA Water Holdings Limited	George Town	1
425	LAWL Pte. Ltd.	Singapore	1
426	Leasing Verwaltungsgesellschaft Waltersdorf mbH	Schoenefeld	1
427	Leonardo III Initial GP Limited	London	4
428	LWC Nominees Limited	Auckland	2
429	Maher Terminals Holdings (Toronto) Limited	Vancouver	1
430	MEF I Manager, S. à r.l.	Luxembourg	1
431	MHL Reinsurance Ltd.	Burlington	4
432	MIT Holdings, Inc.	Baltimore	1
433	MortgageIT Securities Corp.	Wilmington	1
434	MortgageIT, Inc.	New York	1
435	Navegator—SGFTC, S.A.	Lisbon	1
436	NEPTUNO Verwaltungs- und Treuhand-Gesellschaft mit beschränkter Haftung	Cologne	1
437	Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung	Frankfurt	1
438	norisbank GmbH	Bonn	1
439	North American Income Fund Public Limited Company	Dublin	1
440	North Las Vegas Property LLC	Wilmington	1
441	OOO “Deutsche Bank TechCentre”	Moscow	1
442	OOO “Deutsche Bank”	Moscow	1
443	Opal Funds (Ireland) Public Limited Company	Dublin	4
444	OPB Verwaltungs- und Beteiligungs-GmbH	Cologne	4
445	OPB Verwaltungs- und Treuhand GmbH	Cologne	1
446	OPB-Holding GmbH	Cologne	1
447	OPB-Nona GmbH	Frankfurt	1
448	OPB-Oktava GmbH	Cologne	4
449	OPB-Quarta GmbH	Cologne	4
450	OPB-Quinta GmbH	Cologne	4
451	OPB-Septima GmbH	Cologne	4
452	OPPENHEIM Capital Advisory GmbH	Cologne	1
453	OPPENHEIM Flottenfonds V GmbH & Co. KG	Cologne	1, 3
454	Oppenheim Fonds Trust GmbH	Cologne	1
455	OPPENHEIM PRIVATE EQUITY Manager GmbH	Cologne	4

Serial No.	Name of company	Domicile of company	Footnote
456	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne	4
457	OPS Nominees Pty Limited	Sydney	2
458	OVT Trust 1 GmbH	Cologne	2
459	OVV Beteiligungs GmbH	Cologne	4
460	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
461	Pan Australian Nominees Pty Ltd	Sydney	1
462	PB Factoring GmbH	Bonn	1
463	PB Firmenkunden AG	Bonn	1
464	PB International S.A.	Schuettringen	1
465	PB Spezial-Investmentaktiengesellschaft mit Teilgesellschaftsvermögen	Bonn	1
466	PBC Banking Services GmbH	Frankfurt	1
467	PCC Services GmbH der Deutschen Bank	Essen	1
468	Pelleport Investors, Inc.	New York	1
469	Plantation Bay, Inc.	St. Thomas	2
470	Postbank Akademie und Service GmbH	Hameln	2
471	Postbank Beteiligungen GmbH	Bonn	1
472	Postbank Direkt GmbH	Bonn	1
473	Postbank Filialvertrieb AG	Bonn	1
474	Postbank Finanzberatung AG	Hameln	2
475	Postbank Immobilien GmbH	Hameln	2
476	Postbank Immobilien und Baumanagement GmbH	Bonn	1
477	Postbank Immobilien und Baumanagement GmbH & Co. Objekt Leipzig KG	Bonn	1, 3
478	Postbank Leasing GmbH	Bonn	1
479	Postbank Service GmbH	Essen	1
480	Postbank Systems AG	Bonn	1
481	Private Equity Asia Select Company III S.à r.l.	Luxembourg	4
482	Private Equity Global Select Company IV S.à r.l.	Luxembourg	4
483	Private Equity Global Select Company V S.à r.l.	Luxembourg	4
484	Private Equity Select Company S.à r.l.	Luxembourg	4
485	Private Financing Initiatives, S.L.	Barcelona	1
486	PT Deutsche Sekuritas Indonesia	Jakarta	1
487	PT. Deutsche Verdhana Sekuritas Indonesia	Jakarta	4, 5
488	Public joint-stock company “Deutsche Bank DBU”	Kiev	1
489	R.B.M. Nominees Pty Ltd	Sydney	1
490	Regula Limited	Road Town	2
491	RoPro U.S. Holding, Inc.	Wilmington	1
492	Royster Fund Management S.à r.l.	Luxembourg	4
493	RREEF America L.L.C.	Wilmington	1
494	RREEF China REIT Management Limited	Hong Kong	2
495	RREEF European Value Added I (G.P.) Limited	London	1
496	RREEF Fund Holding Co.	George Town	1
497	RREEF India Advisors Private Limited	Mumbai	2
498	RREEF Investment GmbH	Frankfurt	1
499	RREEF Management GmbH	Frankfurt	1
500	RREEF Management L.L.C.	Wilmington	2
501	RREEF Spezial Invest GmbH	Frankfurt	1
502	RTS Nominees Pty Limited	Sydney	2
503	SAB Real Estate Verwaltungs GmbH	Hameln	4
504	Sagamore Limited (in members’ voluntary liquidation)	London	1
505	SAGITA Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
506	Sal. Oppenheim Alternative Investments GmbH	Cologne	1
507	Sal. Oppenheim jr. & Cie. AG & Co. Kommanditgesellschaft auf Aktien	Cologne	1, 3
508	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne	1
509	Sal. Oppenheim jr. & Cie. Komplementär AG	Cologne	1
510	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
511	Sechste Salomon Beteiligungs- und Verwaltungsgesellschaft mbH	Cologne	1, 5
512	Service Company Four Limited	Hong Kong	2
513	Sharps SP I LLC	Wilmington	1
514	Structured Finance Americas, LLC	Wilmington	1
515	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt	1
516	Tasfiye Halinde Bebek Danismanlik Anonim Sirketi	Istanbul	1
517	TELO Beteiligungsgesellschaft mbH	Schoenefeld	1
518	Tempurrite Leasing Limited	London	1
519	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok	1
520	Tianjin Deutsche AM Fund Management Co., Ltd.	Tianjin	4
521	Treuinvest Service GmbH	Frankfurt	2
522	Triplereason Limited	London	1
523	UKE Beteiligungs-GmbH	Troisdorf	2, 5
524	UKE Grundstücksgesellschaft mbH	Troisdorf	1, 5
525	UKE, s.r.o.	Belá	2
526	Ullmann - Esch Grundstücksgesellschaft Kirchnerstraße GbR	Troisdorf	2, 3, 5
527	Ullmann - Esch Grundstücksverwaltungsgesellschaft Disternich GbR	Troisdorf	2, 3, 5
528	Ullmann Ullmann Krockow Krockow Esch GbR	Troisdorf	2, 3, 5
529	VCM MIP 2002 GmbH & Co. KG i.L.	Cologne	3, 4
530	VCM MIP II GmbH & Co. KG i.L.	Cologne	3, 4
531	VCM Treuhand Beteiligungsverwaltung GmbH	Cologne	1

Serial No.	Name of company	Domicile of company	Footnote
532	VCP Treuhand Beteiligungsgesellschaft mbH	Cologne	4
533	VCP Verwaltungsgesellschaft mbH i.L.	Cologne	4
534	Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden	Berlin	4
535	Vesta Real Estate S.r.l.	Milan	1
536	VÖB-ZVD Processing GmbH	Frankfurt	1
537	Wealthspur Investment Company Limited	Labuan	4
538	WEPLA Beteiligungsgesellschaft mbH	Frankfurt	1
539	Whale Holdings S.à r.l.	Luxembourg	1
540	World Trading (Delaware) Inc.	Wilmington	1
Consolidated Structured Entities
541	Alguer Inversiones Designated Activity Company	Dublin	2
542	Alixville Invest, S.L.	Madrid	2
543	Amber Investments S.à r.l.	Luxembourg	1
544	Argentina Capital Protected Investments Limited	George Town	2, 8
545	Asset Repackaging Trust Five B.V.	Amsterdam	2, 8
546	Atena SPV S.r.l	Conegliano	1
547	Atlas Investment Company 1 S.à r.l.	Luxembourg	2
548	Atlas Investment Company 2 S.à r.l.	Luxembourg	2
549	Atlas Investment Company 3 S.à r.l.	Luxembourg	2
550	Atlas Investment Company 4 S.à r.l.	Luxembourg	2
551	Atlas Portfolio Select SPC	George Town	4
552	Atlas SICAV - FIS	Luxembourg	2, 8
553	Axia Insurance, Ltd.	Hamilton	2, 8
554	Azurix Argentina Holding, Inc.	Wilmington	1
555	Azurix Cono Sur, Inc.	Wilmington	1
556	Azurix Corp.	Wilmington	1
557	Azurix Latin America, Inc.	Wilmington	1
558	Baltics Credit Solutions Latvia SIA	Riga	2
559	Belzen Pty. Limited	Sydney	1
560	Bürohaus Hauptstraße Gewerbeimmobilien Limited & Co. KG	Frankfurt	2
561	Büropark Heimstetten Vermögensverwaltungs Limited & Co. KG	Frankfurt	2
562	Cathay Capital (Labuan) Company Limited	Labuan	2
563	Cathay Capital Company Limited	Port Louis	4
564	Cathay Strategic Investment Company Limited	Hong Kong	2
565	Cathay Strategic Investment Company No. 2 Limited	George Town	2
566	Cayman Reference Fund Holdings Limited	George Town	2
567	Charitable Luxembourg Four S.à r.l.	Luxembourg	2
568	Charitable Luxembourg Three S.à r.l.	Luxembourg	2
569	Charitable Luxembourg Two S.à r.l.	Luxembourg	2
570	CITAN Beteiligungsgesellschaft mbH	Frankfurt	1
571	City Leasing (Thameside) Limited	London	1
572	City Leasing Limited	London	1
573	CLASS Limited	St. Helier	2, 8
574	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town	2
575	Concept Fund Solutions Public Limited Company	Dublin	2, 8
576	Crofton Invest, S.L.	Madrid	2
577	Danube Properties S.à r.l., en faillite	Luxembourg	2
578	Dariconic Designated Activity Company	Dublin	2
579	DB (Barbados) SRL	Christ Church	1
580	DB Aircraft Leasing Master Trust	Wilmington	1, 5
581	DB Alternative Strategies Limited (in voluntary liquidation)	George Town	1
582	DB Apex Management Limited	George Town	1
583	DB Aster II, LLC	Wilmington	1
584	DB Aster III, LLC	Wilmington	1
585	DB Aster, Inc.	Wilmington	1
586	DB Aster, LLC	Wilmington	1
587	DB Capital Investments Sàrl	Luxembourg	1
588	DB Chambers Limited (in voluntary liquidation)	George Town	1
589	DB Covered Bond S.r.l.	Conegliano	1
590	DB Credit Investments S.à r.l.	Luxembourg	1
591	DB Finance International GmbH	Eschborn	1
592	DB Global Markets Multi-Strategy Fund I Ltd.	George Town	4
593	DB Global Masters Multi-Strategy Trust	George Town	4
594	DB Global Masters Trust	George Town	2, 8
595	DB Immobilienfonds 1 Wieland KG	Frankfurt	2
596	DB Immobilienfonds 2 GmbH & Co. KG i.L.	Frankfurt	1
597	DB Immobilienfonds 4 GmbH & Co. KG i.L.	Frankfurt	2
598	DB Immobilienfonds 5 Wieland KG	Frankfurt	2
599	DB Impact Investment (GP) Limited	London	1
600	DB Infrastructure Holdings (UK) No.1 Limited (in members’ voluntary liquidation)	London	1
601	DB Litigation Fee LLC	Wilmington	1
602	DB Municipal Holdings LLC	Wilmington	1
603	DB PWM	Luxembourg	2, 8
604	DB PWM - Active Asset Allocation Growth II	Luxembourg	4
605	DB PWM II - LiquidAlts UCITS (Euro)	Luxembourg	2

Serial No.	Name of company	Domicile of company	Footnote
606	DB RC Holdings, LLC	Wilmington	1
607	DB Real Estate Canadainvest 1 Inc.	Toronto	4
608	DB Safe Harbour Investment Projects Limited	London	1
609	DB SPEARs/LIFERs Trust	Wilmington	4, 8
610	DB STG Lux 10 S.à r.l.	Luxembourg	2
611	DB STG Lux 11 S.à r.l.	Luxembourg	2
612	DB STG Lux 12 S.à r.l.	Luxembourg	2
613	DB STG Lux 9 S.à r.l.	Luxembourg	2
614	DB Structured Finance 1 Designated Activity Company	Dublin	1
615	DB Structured Finance 2 Designated Activity Company	Dublin	1
616	db x-trackers II	Luxembourg	2, 8
617	dbInvestor Solutions Public Limited Company	Dublin	2, 8
618	DBRE Global Real Estate Management US IA, L.L.C.	Wilmington	1
619	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington	1
620	DBRMS4	George Town	1, 3, 6
621	DBX ETF Trust	Wilmington	2, 8
622	De Heng Asset Management Company Limited	Beijing	2
623	DeAM Capital Protect 2014	Frankfurt	2
624	DeAM Capital Protect 2019	Frankfurt	2
625	DeAM Capital Protect 2024	Frankfurt	2
626	DeAM Capital Protect 2029	Frankfurt	2
627	DeAM Capital Protect 2034	Frankfurt	2
628	DeAM Capital Protect 2039	Frankfurt	2
629	DeAM Capital Protect 2044	Frankfurt	2
630	DeAM Capital Protect 2049	Frankfurt	2
631	Deloraine Spain SL	Madrid	2
632	Deutsche Bank Best Allocation—Protect 80	Luxembourg	2
633	Deutsche Bank Best Allocation—Protect 90	Luxembourg	2
634	Deutsche Bank Capital Finance LLC I	Wilmington	1
635	Deutsche Bank Capital Finance Trust I	Wilmington	1, 5
636	Deutsche Bank Capital LLC I	Wilmington	1
637	Deutsche Bank Capital Trust I	Wilmington	1, 5
638	Deutsche Bank Contingent Capital LLC II	Wilmington	1
639	Deutsche Bank Contingent Capital LLC III	Wilmington	1
640	Deutsche Bank Contingent Capital LLC IV	Wilmington	1
641	Deutsche Bank Contingent Capital LLC V	Wilmington	1
642	Deutsche Bank Contingent Capital Trust II	Wilmington	1, 5
643	Deutsche Bank Contingent Capital Trust III	Wilmington	1, 5
644	Deutsche Bank Contingent Capital Trust IV	Wilmington	1, 5
645	Deutsche Bank Contingent Capital Trust V	Wilmington	1, 5
646	Deutsche Bank Luxembourg S.A.—Fiduciary Deposits	Luxembourg	2, 8
647	Deutsche Bank Luxembourg S.A.—Fiduciary Note Programme	Luxembourg	2, 8
648	Deutsche Bank SPEARs/LIFERs, Series DBE-7001 Trust	George Town	4
649	Deutsche Bank SPEARs/LIFERs, Series DBE-7002 Trust	George Town	4
650	Deutsche Bank SPEARs/LIFERs, Series DBE-7003 Trust	George Town	4
651	Deutsche Bank SPEARs/LIFERs, Series DBE-7004 Trust	George Town	4
652	Deutsche Bank SPEARs/LIFERs, Series DBE-7005 Trust	George Town	4
653	Deutsche Bank SPEARs/LIFERs, Series DBE-7006 Trust	George Town	4
654	Deutsche Bank SPEARs/LIFERs, Series DBE-7007 Trust	George Town	4
655	Deutsche Bank SPEARs/LIFERs, Series DBE-7008 Trust	George Town	4
656	Deutsche Bank SPEARs/LIFERs, Series DBE-7009 Trust	George Town	4
657	Deutsche Colombia S.A.S.	Bogotá	1
658	Deutsche Income Trust—Deutsche Ultra-Short Investment Grade Fund	Boston	2
659	Deutsche Postbank Funding LLC I	Wilmington	1
660	Deutsche Postbank Funding LLC II	Wilmington	1
661	Deutsche Postbank Funding LLC III	Wilmington	1
662	Deutsche Postbank Funding Trust I	Wilmington	1, 5
663	Deutsche Postbank Funding Trust II	Wilmington	1, 5
664	Deutsche Postbank Funding Trust III	Wilmington	1, 5
665	Deutsche Services Polska Sp. z o.o.	Warsaw	1
666	Dusk LLC	Wilmington	1
667	DWS Garant 80 FPI	Luxembourg	2
668	DWS Garant Top Dividende 2018	Luxembourg	2
669	DWS World Protect 90	Luxembourg	2
670	DWS Zeitwert Protect	Luxembourg	2
671	Dynamic Infrastructure Securities Fund LP	Wilmington	2
672	Earls Eight Limited	George Town	2, 8
673	Earls Four Limited	George Town	2, 8
674	EARLS Trading Limited	George Town	2
675	Einkaufszentrum “HVD Dresden” S.à.r.l & Co. KG	Cologne	2
676	Eirles Three Designated Activity Company	Dublin	2, 8
677	Eirles Two Designated Activity Company	Dublin	2, 8
678	Elmo Funding GmbH	Eschborn	1
679	Elmo Leasing Vierzehnte GmbH	Eschborn	1
680	Emerald Asset Repackaging Designated Activity Company	Dublin	1
681	Emerging Markets Capital Protected Investments Limited	George Town	2, 8
682	Emeris	George Town	2

Serial No.	Name of company	Domicile of company	Footnote
683	Epicuro SPV S.r.l.	Conegliano	2
684	Erste Frankfurter Hoist GmbH	Eschborn	1
685	Eurohome (Italy) Mortgages S.r.l.	Conegliano	2
686	European Strategic Real Estate Fund ICAV	Dublin	2
687	Feale Sp. z o.o.	Wolica	2
688	Fondo Privado de Titulizacion Activos Reales 1 B.V.	Amsterdam	2
689	Fondo Privado de Titulización PYMES I Limited	Dublin	2
690	FRANKFURT CONSULT GmbH	Frankfurt	1
691	Fundo de Investimento em Direitos Creditórios Não-Padronizados—Precatórios Federais DB I	Rio de Janeiro	4
692	Fundo de Investimento em Quotas de Fundos de Investimento em Direitos Creditórios Não-Padronizados Global Markets	Rio de Janeiro	4
693	G.O. IB-US Management, L.L.C.	Wilmington	1
694	GAC-HEL, Inc.	Wilmington	1
695	Gladyr Spain, S.L.	Madrid	2
696	Glamour Bulk 1 Maritime Limited	Monrovia	2
697	Global Markets Fundo de Investimento Multimercado	Rio de Janeiro	4
698	Global Markets III Fundo de Investimento Multimercado—Crédito Privado e Investimento No Exterior	Rio de Janeiro	4
699	Global Opportunities Co-Investment Feeder, LLC	Wilmington	2
700	Global Opportunities Co-Investment, LLC	George Town	2
701	Groton Invest, S.L.	Madrid	2
702	Grundstücksverwaltung Martin-Behaim—Strasse Gewerbeimmobilien Limited & Co. KG	Frankfurt	2, 3
703	GWC-GAC Corp.	Wilmington	1
704	Hamildak Designated Activity Company	Dublin	2
705	Harbour Finance Limited (in liquidation)	Dublin	1, 5
706	Harvest Select Funds—Harvest China Fixed Income Fund II	Hong Kong	2
707	Iberia Inversiones Designated Activity Company	Dublin	2
708	Iberia Inversiones II Designated Activity Company	Dublin	2
709	India Debt Opportunities Fund	Mumbai	2
710	Infrastructure Holdings (Cayman) SPC	George Town	2
711	Inn Properties S.à r.l., en faillite	Luxembourg	2
712	Investor Solutions Limited	St. Helier	2, 8
713	Isar Properties S.à r.l., en faillite	Luxembourg	2
714	iShares Edge MSCI Australia Minimum Volatility ETF	Melbourne	2
715	IVAF (Jersey) Limited	St. Helier	2
716	Kelona Invest, S.L.	Madrid	2
717	Kelsey Street LLC	Wilmington	1
718	Kingfisher Holdings LLC	Wilmington	1
719	KOMPASS 3 Beteiligungsgesellschaft mbH	Duesseldorf	4
720	KOMPASS 3 Erste Beteiligungsgesellschaft mbH & Co. Euro KG i.L.	Duesseldorf	1, 3
721	KOMPASS 3 Zweite Beteiligungsgesellschaft mbH & Co. USD KG i.L.	Duesseldorf	1, 3
722	Kratus Inversiones Designated Activity Company	Dublin	2
723	La Fayette Dedicated Basket Ltd.	Road Town	2
724	Ledyard, S.L.	Madrid	2
725	Leo Consumo 1 S.r.l.	Conegliano	2
726	Leo Consumo 2 S.r.l.	Conegliano	1
727	87 Leonard Development LLC	Wilmington	1
728	Leonardo Charitable 1 Limited	George Town	2
729	Leonardo Secondary Opportunities Fund III (Alternate GP of GP), LP	Wilmington	2, 3
730	Leonardo Secondary Opportunities Fund III (Alternate GP), LP	Wilmington	2, 3
731	Leonardo Secondary Opportunities Fund III (GP) Limited	George Town	2
732	Leonardo Secondary Opportunities Fund III (Limited Partner) Limited	George Town	2
733	Leonardo Secondary Opportunities III (SLP GP) Limited	Edinburgh	2
734	Leonardo Secondary Opportunities III SLP, LP	Edinburgh	3, 4
735	Life Mortgage S.r.l.	Conegliano	2
736	Lindsell Finance Limited	St. Julian’s	1
737	Lockwood Invest, S.L.	Madrid	2
738	London Industrial Leasing Limited	London	1
739	Lupus alpha Low Beta Risk-Premium	Frankfurt	2
740	Macondo Spain SL	Madrid	2
741	Malabo Holdings Designated Activity Company	Dublin	2
742	Manta Acquisition LLC	Wilmington	1
743	Manta Group LLC	Wilmington	1
744	Maxima Alpha Bomaral Limited (in liquidation)	St. Helier	2
745	Memax Pty. Limited	Sydney	1
746	Merlin I	George Town	2
747	Merlin XI	George Town	2
748	Meseta Inversiones Designated Activity Company	Dublin	2
749	Mexico Capital Protected Investments Limited	George Town	2, 8
750	Micro-E Finance S.r.l.	Rome	2
751	Midsel Limited	London	2
752	Mira GmbH & Co. KG	Frankfurt	1, 3
753	Moon Leasing Limited	London	1
754	Motion Picture Productions One GmbH & Co. KG	Frankfurt	1, 3
755	MPP Beteiligungsgesellschaft mbH	Frankfurt	1
756	Naturaleza Maritima S.A.	Panama City	2
757	NCW Holding Inc.	Vancouver	1
758	New 87 Leonard, LLC	Wilmington	1

Serial No.	Name of company	Domicile of company	Footnote
759	Nineco Leasing Limited	London	1
760	Nortfol Pty. Limited	Sydney	1
761	Oasis Securitisation S.r.l.	Conegliano	1, 5
762	Oder Properties S.à r.l., en faillite	Luxembourg	2
763	OPAL, en liquidation volontaire	Luxembourg	2, 8
764	Opus Niestandaryzowany Sekurytyzacyjny Fundusz Inwestycyjny Zamkniety	Warsaw	2
765	Oran Limited	George Town	2
766	OTTAM Mexican Capital Trust Designated Activity Company	Dublin	2, 8
767	Palladium Securities 1 S.A.	Luxembourg	2, 8
768	PanAsia Funds Investments Ltd.	George Town	2, 8
769	PARTS Funding, LLC	Wilmington	1
770	PARTS Student Loan Trust 2007—CT1	Wilmington	1
771	PD Germany Funding Company II, Ltd.	George Town	2
772	PD Germany Funding Company IV, Ltd.	George Town	2
773	PD Germany Funding Company V, Ltd.	George Town	2
774	PEIF II SLP Feeder, L.P.	Edinburgh	4
775	Peruda Leasing Limited	London	1
776	PERUS 1 S.à r.l.	Luxembourg	2
777	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Manila	1
778	Pinehurst Securities SA	Luxembourg	2, 8
779	Port Elizabeth Holdings LLC	Wilmington	1
780	Primus Solutions ICAV	Dublin	2
781	Quantum 13 LLC	Wilmington	1
782	Quartz No. 1 S.A.	Luxembourg	1, 5
783	Reference Capital Investments Limited	London	1
784	REO Properties Corporation	Wilmington	1
785	REO Properties Corporation II	Wilmington	1, 5
786	Residential Mortgage Funding Trust	Toronto	2
787	Rhine Properties S.à r.l., en faillite	Luxembourg	2
788	Riviera Real Estate	Paris	2
789	RM Ayr Limited (in liquidation)	Dublin	2
790	RM Chestnut Limited (in liquidation)	Dublin	2
791	RM Fife Limited (in liquidation)	Dublin	2
792	RM Multi-Asset Limited (in liquidation)	Dublin	2
793	RM Sussex Limited (in liquidation)	Dublin	2
794	Romareda Holdings Designated Activity Company	Dublin	2
795	RREEF North American Infrastructure Fund B, L.P.	Wilmington	1
796	SABRE Securitisation Limited	Sydney	2
797	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt	2
798	Select Access Investments Limited	Sydney	2, 8
799	Singer Island Tower Suite LLC	Wilmington	1
800	Sixco Leasing Limited	London	1
801	SMART SME CLO 2006-1, Ltd.	George Town	2
802	SOLIDO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf	1
803	Somkid Immobiliare S.r.l.	Conegliano	2
804	SP Mortgage Trust	Wilmington	2
805	Strategic Global Opportunities Limited—Class A Main USD	Nassau	2
806	Swabia 1 Designated Activity Company	Dublin	2
807	Swabia 1. Vermögensbesitz-GmbH	Eschborn	1
808	Tagus—Sociedade de Titularização de Creditos, S.A.	Lisbon	1
809	The Canary Star Trust	George Town	4
810	The Emperor Star Trust	George Town	4
811	The India Debt Opportunities Fund Limited	Ebène	2
812	Trave Properties S.à r.l., en faillite	Luxembourg	2
813	TRS Aria LLC	Wilmington	4
814	TRS Birch II LTD	George Town	1
815	TRS Birch LLC	Wilmington	2
816	TRS Cypress II LTD	George Town	1
817	TRS Elm II LTD	George Town	1
818	TRS Leda LLC	Wilmington	4
819	TRS Maple II LTD	George Town	1
820	TRS Oak II LTD	George Town	1
821	TRS Oak LLC	Wilmington	2
822	TRS Poplar II LTD	George Town	1
823	TRS Scorpio LLC	Wilmington	4
824	TRS Spruce II LTD	George Town	1
825	TRS SVCO LLC	Wilmington	4
826	TRS Sycamore II LTD	George Town	1
827	TRS Tupelo II LTD	George Town	1
828	TRS Venor LLC	Wilmington	4
829	TRS Walnut II LTD	George Town	1
830	TRS Walnut LLC	Wilmington	2
831	Vanguard Diversified Conservative Index ETF	Melbourne	2
832	VCM Golding Mezzanine GmbH & Co. KG	Munich	2, 3, 5
833	Vermögensfondmandat Flexible (80% teilgeschützt)	Luxembourg	2
834	Wedverville Spain, S.L.	Madrid	2

Serial No.	Name of company	Domicile of company	Footnote
835	Wendelstein 2015-1 UG (haftungsbeschränkt)	Frankfurt	2
836	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt	2
837	Wibaux Invest, S.L.	Madrid	2
838	ZALLUS Beteiligungsgesellschaft mbH	Duesseldorf	4
839	ZARAT Beteiligungsgesellschaft mbH	Duesseldorf	4
840	ZARAT Beteiligungsgesellschaft mbH & Co. Leben II KG i.L.	Duesseldorf	1, 3
841	ZELAS Beteiligungsgesellschaft mbH	Duesseldorf	4
842	ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG i.L.	Duesseldorf	1, 3
843	Zenwix Pty. Limited	Sydney	1
844	Zumirez Drive LLC	Wilmington	1
845	ZURET Beteiligungsgesellschaft mbH	Duesseldorf	4

Serial No.	Footnotes - English

1	Entity fully consolidated under the regulatory scope.

2	Entity neither consolidated nor deducted under the regulatory scope.

3	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.

4	Entity under the regulatory scope deducted from own funds according to Articles 36 and 48 CRR.

5	Controlled.

6	General Partnership.

7	Limited Partnership.

8	Only specified assets and related liabilities (silos) of this entity were consolidated.